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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 20, 2000


WMC SECURED ASSETS CORP. (as company under the Pooling and Servicing Agreement, dated as of April 1, 2000, providing for the issuance of WMC Mortgage Pass-Through Certificates, Series 2000-A)


                            WMC Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)


        United States               333-59687                 95-4683489
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)

6320 Canoga Avenue
Woodland Hills, California                                           91367
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(Address of Principal                                             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (818) 592-2610
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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates

         On April 5, 2000 a single series of certificates, entitled WMC Mortgage Pass-Through Certificates, Series 2000-A (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement"), dated as of April 1, 2000, among WMC Secured Assets Corp., as company (the "Company"), WMC Mortgage Corp., as seller (the "Seller") and master servicer and Bank One, National Association, as trustee (the "Trustee").

         On April 20, 2000, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Seller Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $5,326,158.92 with funds on deposit in the Pre-Funding Account established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Agreement, dated April 20, 2000 (the "Subsequent Transfer Agreement"), among the Company, the Seller and the Trustee. Attached to the Subsequent Transfer Agreement is the Mortgage Loan Schedule listing the related Subsequent Mortgage Loans that are the subject of such Subsequent Transfer Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement. The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool (including the Subsequent Mortgage Pool) as of April 1, 2000.

         Item 7.  Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

                  4.2 Subsequent Transfer Agreement, dated as of April 20, 2000, by and among WMC Secured Assets Corp., as company, WMC Mortgage Corp., as seller and master servicer and Bank One, National Association, as trustee.

                  99.1 Characteristics of the Mortgage Pool as of April 1, 2000, relating to WMC Mortgage Loan Trust 2000-A, WMC Mortgage Pass-Through Certificates, Series 2000-A.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             WMC SECURED ASSETS CORP.

                                             By: /s/ Joseph A.Smith
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                                             Name:   Joseph A.Smith
                                             Title:  Senior Vice President

Dated: April 20, 2000






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                                 EXHIBITS TABLE


                  4.2 Subsequent Transfer Agreement, dated as of April 20, 2000, by and among WMC Secured Assets Corp., as company, WMC Mortgage Corp., as seller and master servicer and Bank One National Association, as trustee.

                  99.1 Characteristics of the Mortgage Pool as of April 1, 2000, relating to WMC Mortgage Loan Trust 2000-A, WMC Mortgage Pass-Through Certificates, Series 2000-A.














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